                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 24, 2002
                                (April 18, 2002)

                             XETA Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Oklahoma                     0-16231                  73-1130045
----------------------------        -----------              -------------
(State or other jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)            Identification No.)


    1814 West Tacoma, Broken Arrow, Oklahoma                      74012
    ----------------------------------------                    ----------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    918-664-8200
                                                    ------------------

--------------------------------------------------------------------------------
            (Former name or address, if changed since last report.)

Item 9.   Regulation FD Disclosure

The Registrant issued the press release attached as Exhibit 99.1 to the public on April 18, 2002.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XETA Technologies, Inc.
                                       (Registrant)


Dated:   April 24, 2002                By: /s/ ROBERT B. WAGNER
                                           ------------------------------------
                                           Robert B. Wagner
                                           CFO and Vice President of Finance

                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------
      (1)         Underwriting Agreement - None.

      (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

      (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

     (16)         Letter on change in certifying accountant - N/A.

     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23)         Consents of experts and counsel - N/A

     (24)         Power of attorney - None.

     (99)         Additional exhibits -

                  99.1 - XETA Technologies, Inc. Press Release dated
                  April 18, 2002.